                                                                    EXHIBIT 10.2

                               SIXTH AMENDMENT TO
               SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF
                                  GGPLP L.L.C.

         THIS SIXTH AMENDMENT (the "Amendment") is made and entered into this 12th day of November, 2004, by and among the undersigned parties.

                              W I T N E S S E T H:

         WHEREAS, a Delaware limited liability company known as GGPLP L.L.C. (the "Company") exists pursuant to the Delaware Limited Liability Company Act and that certain Second Amended and Restated Operating Agreement dated April 17, 2002, as amended (the "Restated Agreement"), among GGP Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), GGP American Properties Inc., a Delaware corporation, Caledonian Holding Company, Inc., a Delaware corporation, General Growth Properties, Inc., a Delaware corporation ("GGPI"), and the other parties thereto;

         WHEREAS, the Company made a distribution to the Operating Partnership of all of its membership interest in GGP Mezzanine One L.L.C., a Delaware limited liability company, and, in connection therewith, the Operating Partnership's Common Units (as defined in the Restated Agreement) were reduced; and

         WHEREAS, the parties hereto, being all of the holders of Common Units of the Company, desire to amend the Restated Agreement to reflect the reduction in the Operating Partnership's Common Units described above.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Restated Agreement, as amended hereby.

         2. NEW SCHEDULE A. Schedule A to the Restated Agreement, identifying the Members and the number and type of Units owned by them, is hereby deleted in its entirety and the Schedule A in the form attached hereto is hereby inserted in its place and stead.

         3. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Restated Agreement shall remain in full force and effect in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                          MANAGING MEMBER:

                          GGP LIMITED PARTNERSHIP, a Delaware
                          limited partnership

                          By:      GENERAL GROWTH PROPERTIES, INC.,
                                   a Delaware corporation, its general partner


                                   By:      /s/ Bernard Freibaum
                                       -----------------------------------------
                                       Bernard Freibaum, Executive Vice
                                       President

                          CERTAIN OTHER MEMBERS:

                          CALEDONIAN HOLDING COMPANY, INC., a
                          Delaware corporation

                          By:      /s/ Bernard Freibaum
                             ---------------------------------------------------
                             Bernard Freibaum, Vice President


                          GGP AMERICAN PROPERTIES INC., a
                          Delaware corporation

                          By:      /s/ Bernard Freibaum
                             ---------------------------------------------------
                             Bernard Freibaum, Vice President

                                   SCHEDULE A

                                     MEMBERS



         Member                                          Common Units                      Preferred Units
         ------                                          ------------                      ---------------
GGP Limited Partnership                                     825,273                               0

Caledonian Holding Company, Inc.                             29,600                               0

GGP American Properties Inc.                                 58,500                               0

GSEP 2000 Realty Corp.                                         0                  700,000 Series A Preferred Units

GSEP 2002 Realty Corp.                                         0                  240,000 Series B Preferred Units

DA Retail Investments, LLC                                     0                   20,000 Series C Preferred Units



                                      A-1